Note 8 - Income Taxes - Provision of Income Taxes (Details) - USD ($) $ in Thousands		12 Months Ended
		Mar. 31, 2021	Mar. 31, 2020
Federal		$ 13,121	$ (1,912)
State		4,145	1,187
Total		17,266	(725)
Federal		13,486	14,251
State		3,164	1,278
Total		16,650	15,529
Total income taxes (1)	[1]	$ 33,916	$ 14,804

[1]	Income tax expense (benefit) included in the financial statements is comprised of $14.4 million from continuing operations and $0.4 million from discontinued operations in 2020. There was no income tax effect in 2021 as a result of discontinued operations.